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                                NRG ENERGY, INC.

                                       and

                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                                   as Trustee

                                    INDENTURE

                          Dated as of November 8, 1999

                                  $240,000,000

           8% Remarketable Or Redeemable Securities (ROARS(SM)) Due 2013









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(SM) Service Mark of Banc of America Securities LLC

                                TABLE OF CONTENTS


                                                                                           Page
ARTICLE I         DEFINITIONS..............................................................1
                  Section 1.1   Certain Terms Defined......................................1

ARTICLE II        ISSUE, EXECUTION, FORM AND REGISTRATION OF
                  SECURITIES...............................................................8
                  Section 2.1   Authentication and Delivery of Securities..................8
                  Section 2.2   Execution of Securities....................................9
                  Section 2.3   Certificate of Authentication..............................9
                  Section 2.4   Form, Denomination and Date of Securities..................9
                  Section 2.5   Global Securities.........................................12
                  Section 2.6   Registration, Registration of Transfer and Exchange.......12
                  Section 2.7   Mutilated, Defaced, Destroyed, Lost and Stolen
                                Securities................................................14
                  Section 2.8   Cancellation of Securities:  Destruction Thereof..........15
                  Section 2.9   Temporary Securities......................................15

ARTICLE III       TERMS OF ROARS..........................................................16
                  Section 3.1   Interest and Interest Payment Dates.......................16
                  Section 3.2   Remarketing and Determination of Interest Rate to
                                Maturity..................................................16
                  Section 3.3   Redemption................................................22

ARTICLE IV        COVENANTS OF THE ISSUER AND THE TRUSTEE.................................23
                  Section 4.1   Payment of Principal and Interest.........................23
                  Section 4.2   Offices for Payments, etc.................................23
                  Section 4.3   Appointment to Fill Vacancy in Office of Trustee..........24
                  Section 4.4   Paying Agents.............................................24
                  Section 4.5   Certificate to Trustee....................................25
                  Section 4.6   Securityholder's Lists....................................25
                  Section 4.7   Reports by the Issuer.....................................25
                  Section 4.8   Limitation on Liens.......................................25
                  Section 4.9   Repurchase of Securities Upon a Change of Control.........26

ARTICLE V         REMEDIES OF THE TRUSTEE
                  ANDSECURITYHOLDERS ON
                  EVENT OF DEFAULT........................................................28
                  Section 5.1   Event of Default Defined; Acceleration of Maturity;
                                Waiver of Default.........................................28
                  Section 5.2   Collection of Indebtedness by Trustee; Trustee
                                May Prove Debt............................................30
                  Section 5.3   Application of Proceeds...................................32

                  Section 5.4   Suits for Enforcement.....................................33
                  Section 5.5   Restoration of Rights on Abandonment of
                                Proceedings...............................................33
                  Section 5.6   Limitations of Suits by Securityholders...................33
                  Section 5.7   Powers and Remedies Cumulative, Delay or
                                Omission Not Waiver of Default............................34
                  Section 5.8   Control by Securityholders................................35
                  Section 5.9   Waiver of Past Defaults...................................35
                  Section 5.10  Rights of Holders to Receive Payment......................36

ARTICLE VI        CONCERNING THE TRUSTEE..................................................36
                  Section 6.1   Duties and Responsibilities of the Trustee;
                                During Default; Prior to Default..........................36
                  Section 6.2   Certain Rights of the Trustee.............................37
                  Section 6.3   Trustee Not Responsible for Recitals, Disposition of
                                Securities or Application of Proceeds Thereof.............38
                  Section 6.4   Trustee and Agents May Hold Securities;
                                Collections, etc..........................................38
                  Section 6.5   Moneys Held by Trustee....................................39
                  Section 6.6   Compensation and Indemnification of Trustee and
                                Its Prior Claim...........................................39
                  Section 6.7   Right of Trustee to Rely on Officers' Certificate, etc....39
                  Section 6.8   Persons Eligible for Appointment as Trustee...............40
                  Section 6.9   Resignation and Removal; Appointment of
                                Successor Trustee.........................................40
                  Section 6.10  Acceptance of Appointment by Successor Trustee............41
                  Section 6.11  Merger, Conversion, Consolidation or Succession to
                                Business of Trustee.......................................42

ARTICLE VII       CONCERNING THE SECURITYHOLDERS..........................................42
                  Section 7.1   Evidence of Action Taken by Securityholders...............42
                  Section 7.2   Proof of Execution of Instruments and of
                                Holding of Securities Record Date.........................43
                  Section 7.3   Holders to Be Treated as Owners...........................43
                  Section 7.4   Securities Owned by Issuer Deemed Not Outstanding.........43
                  Section 7.5   Right of Revocation of Action Taken.......................44

ARTICLE VIII      SUPPLEMENTAL INDENTURES.................................................44
                  Section 8.1   Supplemental Indentures Without Consent of
                                Securityholders...........................................44
                  Section 8.2   Supplemental Indentures With Consent of
                                Securityholders...........................................45
                  Section 8.3   Effect of Supplemental Indenture..........................46
                  Section 8.4   Documents to Be Given to Trustee..........................47


                                       ii

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
                  Section 8.5   Notation of Securities in Respect of Supplemental
                                Indentures................................................47

ARTICLE IX        CONSOLIDATION, MERGER, SALE OR CONVEYANCE...............................47
                  Section 9.1   Covenant Not to Merge, Consolidate, Sell or
                                Transfer Assets Except Under Certain Conditions...........47
                  Section 9.2   Successor Corporation Substituted.........................48
                  Section 9.3   Opinion of Counsel to Trustee; Officers' Certificate......48

ARTICLE X         SATISFACTION AND DISCHARGEOF INDENTURE;
                  NCLAIMED MONEYS.........................................................49
                  Section 10.1  Satisfaction and Discharge of Indenture...................49
                  Section 10.2  Application by Trustee of Funds Deposited for
                                Payment of Securities.....................................50
                  Section 10.3  Repayment of Moneys Held by Paying Agent..................50
                  Section 10.4  Return of Moneys Held by Trustee and Paying
                                Agent Unclaimed for Two Years.............................50
                  Section 10.5  Defeasance and Discharge of Indenture.....................50
                  Section 10.6  Defeasance of Certain Obligations.........................52

ARTICLE XI        MISCELLANEOUS PROVISIONS................................................53
                  Section 11.1  Incorporators, Shareholders, Officers and Directors
                                of Issuer Exempt from Individual Liability................53
                  Section 11.2  Provisions of the Indenture for the Sole Benefit of
                                Parties and Securityholders...............................53
                  Section 11.3  Successors and Assigns of Issuer Bound by Indenture.......53
                  Section 11.4  Notices and Demands on Issuer, Trustee and
                                Securityholders...........................................54
                  Section 11.5  Officers' Certificates and Opinions of Counsel,
                                Statements to Be Contained Therein........................54
                  Section 11.6  Payments Due on Saturdays, Sundays and Holidays...........55
                  Section 11.7  New York Law to Govern....................................56
                  Section 11.8  Counterparts..............................................56
                  Section 11.9  Effect of Headings........................................56



                                       iii

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                  Cross-reference sheet showing the location in this Indenture of the provisions inserted pursuant to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939, as amended.


                  Trust Indenture                      Indenture Section
                  Act Section                          -----------------
                  ---------------
         Section 310(a)(1)                             6.8
                    (a)(2)                             6.8
                    (a)(3)                             N/A
                    (a)(4)                             N/A
                    (a)(5)                             6.8
                    (b)                                6.9
                    (c)                                N/A
         Section 311(a)                                6.5
                    (b)                                N/A
                    (c)                                N/A
         Section 312(a)                                N/A
                    (b)                                N/A
                    (c)                                N/A
         Section 313(a)                                N/A
                    (b)                                N/A
                    (c)                                N/A
                    (d)                                N/A
         Section 314(a)                                4.7
                    (b)(1)                             N/A
                    (b)(2)                             N/A
                    (c)(1)                             11.5
                    (c)(2)                             11.5
                    (c)(3)                             N/A
                    (d)                                N/A
                    (e)                                11.5
                    (f)                                N/A


         Section 315(a)                                6.1(a)(i); 6.1(a)(ii)
                    (b)                                N/A
                    (c)                                6.1



                    (d)(1)                             6.1(a)(i); 6.1(a)(ii)
                    (d)(2)                             6.1(b)
                    (d)(3)                             6.1(c)
                    (e)                                5.5
         Section 316(a)(1)(A)                          5.1(g); 5.8
                    (a)(1)(B)                          5.9
                    (a)(2)                             N/A
                    (b)                                5.10
                    (c)                                6.2(g)
         Section 317(a)(1)                             5.2
                    (a)(2)                             5.2(a)
                    (b)                                11.2
         Section 318                                   8.1(e)


                  INDENTURE, dated as of November 8, 1999, between NRG ENERGY, INC., a Delaware corporation (herein called the "Issuer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (herein called the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Issuer has duly authorized the issue of $240,000,000 aggregate principal amount of its 8% Remarketable Or Redeemable Securities Due 2013 (the "ROARS(SM)" or the "Securities") and, to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, all things necessary to make the Securities, when executed by the Issuer and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Issuer, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

                  NOW, THEREFORE:

                  In consideration of the premises and the purchases of the Securities by the Holders (as defined herein) thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:


                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1       Certain Terms Defined.

                  The following terms (except as otherwise expressly provided) for all purposes of this Indenture shall have the respective meanings specified in this Section. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with GAAP (as defined herein). The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

--------------------

(SM) Service Mark of Banc of America Securities LLC

             "Agent Members" has the meaning set forth in Section 2.4(b).

             "Applicable Spread" has the meaning set forth in Section 3.2(b)(i).

             "Beneficial Owners" has the meaning set forth in Section 3.2(b)(i).

             "Bid" has the meaning set forth in Section 3.2(b)(i).

             "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on behalf of such Board.

              "Business Day" means any day other than a Saturday or Sunday or day on which banking institutions in New York City or Minneapolis, Minnesota are authorized or obligated by law or executive order to close.

              "Capital Stock" means, with respect, to any Person, any and all outstanding shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of, or interests in (however designated), the equity of such Person including, without limitation, all Common Stock and Preferred Stock and partnership and joint venture interests of such Person.

              "Cedel" has the meaning set forth in Section 2.4(b).

              "Change of Control" means the occurrence of one or more of the following events: (i) NSP (or its successors) shall cease to own a majority of the outstanding Voting Stock of the Issuer, (ii) at any time following the occurrence of the event described in clause (i), a Person or group (as that term is used in Section 13(d)(3) of the Exchange Act) of Persons (other than NSP) shall have become the beneficial owner directly or indirectly, or shall have acquired the absolute power to direct the vote, of more than 35% of the outstanding Voting Stock of the Issuer or (iii) during any twelve-month period, individuals who at the beginning of such period constitute the Board of Directors (together with any new directors whose election or nomination was approved by a majority of the directors then in office who were either directors at the beginning of such period or who were previously so approved) shall cease for any reason to constitute a majority of the Board of Directors. Notwithstanding the foregoing, a Change of Control shall be deemed not to have occurred if one or more of the above events occurs or circumstances exist and, after giving effect thereto, the Securities are rated Investment Grade. For purposes of clause (i), NSP's "successors" shall be deemed to include NSP, as the "surviving corporation," as that term is used in the Agreement and Plan of Merger, dated as of March 24, 1999, by and between NSP and New Century Energies, Inc., if the merger contemplated by such agreement is consummated substantially in accordance with the terms specified therein.

               "Change of Control Offer" has the meaning set forth in Section 4.9(b).

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this

Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body (if any) performing such duties at such time.

               "Common Stock" means, with respect to any Person, Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of any other class of Capital Stock of such Person.

               "Comparable Treasury Issues" has the meaning set forth in Section 3.2(b)(i).

               "Comparable Treasury Price" has the meaning set forth in Section 3.2(b)(i).

               "Consolidated Current Assets" and "Consolidated Current Liabilities" mean such assets and liabilities of the Issuer on a consolidated basis as shall be determined in accordance with GAAP to constitute current assets and current liabilities, respectively, provided that inventory shall be valued at the lower of cost (using the average life method) or market.

               "Consolidated Net Tangible Assets" means, as of the date of determination thereof, the total amount of all Issuer's assets determined on a consolidated basis in accordance with GAAP as of such date less the sum of (a) Issuer's consolidated current liabilities determined in accordance with GAAP and
(b) assets properly classified as intangible assets, in accordance with GAAP.

               "Consolidated Total Assets" means, as of the date of any determination thereof, the total amount of all assets of the Issuer determined on a consolidated basis in accordance with GAAP.

               "Corporate Trust Office" means the principal office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at Corporate Trust, N9303-120, Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479.

               "Dollar Price" has the meaning set forth in Section 3.2(b)(i).

               "Euroclear" has the meaning set forth in Section 2.4(b).

               "Event of Default" means any event or condition specified as such in Section 5.1 hereof that shall have continued for the period of time, if any, therein designated.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Fixed Rate Determination Date" has the meaning set forth in
Section 3.2(b)(i).

               "Fixed Rate Remarketing Date" has the meaning set forth in
Section 3.1.

               "Floating Period Interest Rate" has the meaning set forth in
Section 3.2(b)(ii).

               "Floating Period Notification Date" has the meaning set forth in
Section 3.2(b)(ii).

               "Floating Period Option" has the meaning set forth in Section 3.2(b)(ii).

               "Floating Period Termination Date" has the meaning set forth in
Section 3.2(b)(ii).

               "Floating Period Termination Notification Date" has the meaning set forth in Section 3.2(b)(ii).

               "Floating Rate Period" has the meaning set forth in Section 3.2(b)(ii).

               "Floating Rate Remarketing Date(s)" has the meaning set forth in
Section 3.2(b)(ii).

               "Floating Rate Reset Period" has the meaning set forth in Section 3.2(b)(ii).

               "Floating Rate Spread" has the meaning set forth in Section 3.2(b)(ii).

               "Floating Rate Spread Determination Date" has the meaning set forth in Section 3.2(b)(ii).

               "GAAP" means generally accepted accounting principles in the U.S. applied on a basis consistent with the principles, methods, procedures and practices employed in the preparation of the Issuer's audited financial statements, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

               "Global Security" has the meaning set forth in Section 2.4(b).

               "Holder," "Holder of Securities," "Securityholder" and other similar terms mean the registered holder of any Security.

               "Indebtedness" has the meaning set forth in Section 4.8.

               "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

               "Intangible Assets" means, as of the date of determination thereof, all assets of the Issuer properly classified as intangible assets determined on a consolidated basis in accordance with GAAP.

               "Interest Payment Date" means, with respect to any Security, the Stated Maturity of an installment of interest on such Security.

               "Interest Rate to Maturity" has the meaning set forth in Section 3.2(b)(i).

               "Investment Banker" means an independent investment banking institution of national standing selected by the Issuer.

               "Investment Grade" means, with respect to the Securities, a rating of Baa3 or higher by Moody's Investors Service, Inc., and a rating of BBB- or higher by Standard and Poor's Ratings Group (or, if either or both of the foregoing rating agencies ceases to rate the Securities for reasons beyond the control of the Issuer, equivalent ratings by one or two (as the case may be) other nationally recognized statistical rating organizations (as such term is defined in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act)); provided that if either of the foregoing rating agencies shall change its ratings designations while the Securities are Outstanding, "Investment Grade" shall mean the lowest ratings designation signifying "investment grade" issued by such agencies (or higher).

               "Issuer" means NRG Energy, Inc., a Delaware corporation, and, subject to Article 9 hereof, its successors and assigns.

               "NSP" means Northern States Power Company, a Minnesota corporation.

               "Notification Date" has the meaning set forth in Section 3.2(a).

               "Officers' Certificate" means a certificate signed on behalf of the Issuer by the Chairman of the Board of Directors or the President or any Vice President and by the Chief Financial Officer or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5 hereof, if and to the extent required thereby.

               "Opinion of Counsel" means an opinion in writing signed by legal counsel satisfactory to the Trustee, who may be an employee of or counsel to the Issuer. Each such opinion shall include the statements provided for in Section
11.5 hereof, if and to the extent required thereby.

               "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) in exchange for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

               "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.4 hereof, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

                  1. Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation, or which shall have been paid pursuant to Section 2.7 hereof (other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Issuer); and

                  2. Securities, or portions thereof, for the payment or redemption of which moneys or direct obligations of the United States of America backed by its full faith and credit in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer (if the Issuer shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been herein provided, or provision satisfactory to the Trustee shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice.

               "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "Preferred Stock" means, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated, whether voting or non-voting) of preferred or preference Capital Stock of such Person that is outstanding or issued on or after the date of this Indenture.

               "Reference Corporate Dealers" has the meaning set forth in
Section 3.2(b)(i).

               "Reference Money Market Dealer" has the meaning set forth in
Section 3.2(b)(ii).

               "Reference Rate" has the meaning set forth in Section 3.2(b)(ii).

               "Reference Rate Determination Date" has the meaning set forth in
Section 3.2(b)(ii).

               "Reference Rate Reset Date" has the meaning set forth in Section 3.2(b)(ii).

               "Reference Treasury Dealer" has the meaning set forth in Section 3.2(b)(i).

               "Reference Treasury Dealer Quotations" has the meaning set forth in Section 3.2(b)(i).

               "Remaining Scheduled Payments" has the meaning set forth in
Section 3.2(b)(i).

               "Remarketing Date(s)" has the meaning set forth in Section 3.1.

               "Repurchase Date" has the meaning set forth in Section 4.9(b).

               "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Security" or "Securities" has the meaning set forth in the recitals above.

               "Securities Register" and "Security Registrar" have the respective meanings pecified in Section 2.6.

               "Stated Maturity" means, with respect to any debt security or any installment of interest thereon, the date specified in such debt security as the fixed date on which any principal of such debt security or any such installment of interest is due and payable.

               "Telerate Page 500" has the meaning set forth in Section
3.2(b)(i).

               "Treasury Rate" has the meaning set forth in Section 3.2(b)(i).

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

               "Trustee" means the entity identified as "Trustee" in the first paragraph hereof until the appointment of a successor trustee pursuant to
Article 6, after which "Trustee" shall mean such successor trustee.

               "U.S. Depositary" means The Depository Trust Company.

               "U.S. Government Obligations" means securities that are (i) direct and uncondi tional obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by, and acting as an agency or instrumentality of, the United States of America, the payment of which is uncondition ally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company subject to federal or state supervision or examination with a combined capital and surplus of at least $100,000,000, as custodian with respect to any such U.S. Government Obligations or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

               "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors (or persons fulfilling similar responsibilities) of such Person.

               "1996 Senior Notes" means $125,000,000 aggregate principal amount of 7.625% Senior Notes Due 2006 of the Issuer, issued pursuant to an Indenture dated as of January 31, 1996, between the Issuer and Norwest Bank Minnesota, National Association.

               "1997 Senior Notes" means $250,000,000 principal amount of 7 1/2% Senior Notes Due 2007 of the Issuer, issued pursuant to an Indenture dated as of June 1, 1997, between the Issuer and Norwest Bank Minnesota, National Association.

               "1999 Senior Notes" means $300,000,000 principal amount of 7 1/2 % Senior Notes Due 2009 of the Issuer, issued pursuant to an Indenture dated as of May 25, 1999, between the Issuer and Norwest Bank Minnesota, National Association.

                                   ARTICLE II
                           ISSUE, EXECUTION, FORM AND
                           REGISTRATION OF SECURITIES

                  Section 2.1       Authentication and Delivery of Securities.

                  Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities in an aggregate principal amount not in excess of $240,000,000 (except as otherwise provided in Section 2.7 hereof) may be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Issuer, signed by both (a) its Chairman of the Board of Directors, or any Vice Chairman of the Board of Directors, or its President or any Vice President and (b) by its Chief Financial Officer, or its Secretary or any Assistant Secretary, or its Treasurer or any Assistant Treasurer without any further action by the Issuer. The Securities shall be direct, unconditional obligations of the Issuer and shall rank pari passu without preference among themselves and equally in priority of payment with all other present and future unsubordinated, unsecured indebtedness of the Issuer.

                  Section 2.2       Execution of Securities.

                  The Securities shall be signed on behalf of the Issuer by both
(a) its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Vice President and (b) by its Chief Financial Officer or its Secretary or its Assistant Secretary or its Treasurer or any Assistant Treasurer, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                  In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such Persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such Person was not such officer.

                  Section 2.3       Certificate of Authentication.

                  Only such Securities as shall bear thereon a certificate of authentication substan tially in the form recited in the form of Security attached as Exhibit A hereto, executed by that Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenti cated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  Section 2.4       Form, Denomination and Date of Securities.

                           (a)      The Securities and the Trustee's certificate
of authentication shall be substantially in the form set forth in the form of Security attached as Exhibit A hereto. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accor dance with such plans as the officers of the Issuer executing the same may determine with the approval of the Trustee.

                           Any of the Securities may be issued with appropriate
insertions, omissions, substitutions and variations and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage.

                           (b)      (i)  This Section 2.4(b)(i) shall apply only
to Securities in global form ("Global Securities") deposited with the U.S. Depositary.

                           The Issuer shall execute and the Trustee shall, in
accordance with this Section 2.4(b)(i), authenticate and deliver initially Global Securities that (a) shall be registered in the name of the U.S. Depositary for such Global Securities or the nominee of such U.S. Depositary,
(b) shall be deposited on behalf of Agent Members (as defined herein) with the Trustee as custodian for the U.S. Depositary and (c) shall bear legends substantially to the following effect:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME AND ADDRESS OF U.S. DEPOSITARY] TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF [INSERT NAME OF U.S. NOMINEE OF DEPOSITARY], OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF U.S. DEPOSITARY], OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF U.S. DEPOSITARY] (AND ANY PAYMENT HEREON IS MADE TO [INSERT NAME OF NOMINEE OF U.S. DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN [INSERT NAME OF U.S. DEPOSITARY OR A NOMINEE THEREOF] IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [INSERT NAME OF NOMINEE OF U.S. DEPOSITARY] HAS AN INTEREST HEREIN".

         "TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF [INSERT NAME OF U.S. DEPOSITARY] OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF".

                           Members of, or participants in, a U.S. Depositary
("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the U.S. Depositary or under any Global Security, and the U.S. Depositary may be treated by the Issuer, the Trustee, and any agent of the Issuer or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depositary or impair, as between the U.S. Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

                                    (ii) This Section 2.4(b)(ii) shall apply
only to the Global Security deposited on behalf of the purchasers of the Securities represented thereby with the Trustee as custodian for the U.S. Depositary for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear System ("Euroclear") or Cedel, S.A. ("Cedel") insofar as interests in the Global Security are held by the Agent Members for Euroclear or Cedel.

                           The provisions of the "Operating Procedures of the
Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel, respectively, shall be applicable to such Global Security insofar as interests therein are held by the Agent Members for Euroclear and Cedel. Account holders or participants in Euroclear and Cedel shall have no rights under this Indenture with respect to the Global Security, and the nominee of the U.S. Depositary may be treated by the Issuer and the Trustee and any agent of the Issuer or the Trustee as the owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depositary or impair, as between the U.S. Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

                           (c)      Each Security shall be dated the date of its
authentication and shall bear interest from the applicable date, and shall be payable on the dates specified on the face of the form of Security attached as Exhibit A hereto.

                           (d)      The Person in whose name any Security is
registered at the close of business on the record date specified in the Securities with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwith-standing any transfer or exchange of such Security subsequent to the record date and prior to such Interest Payment Date, except if and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Securities are registered at the close of business on a subsequent special record date, to be established (together with the related payment date) by the Issuer with the consent of the Trustee. Such special record date shall not be more than 15 nor less than 10 Business Days prior to the payment date. Not more than 15 days prior to the special record date, the Issuer (or the Trustee, in the name of and at the expense of the Issuer) shall mail to Holders a notice that states the special record date, the related payment date and the amount of interest to be paid. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the Persons in whose names the Securities are registered on such special record date.

                           (e)      The Securities shall be issuable in the
denominations specified in the form of Security attached as Exhibit A hereto.

                  Section 2.5       Global Securities.

                           (a)      Portions of a Global Security deposited with
the U.S. Depositary pursuant to Section 2.4 shall be transferred in certificated form to the beneficial owners thereof only if such transfer complies with
Section 2.6 of this Indenture and (i) the U.S. Depositary notifies the Issuer that it is unwilling or unable to continue as U.S. Depositary for such Global Security or if at any time such U.S. Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Issuer within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing with respect to the Securities and payment of principal thereof and interest thereon has been accelerated.


                           (b)      Portions of any Global Security that are
transferable to the beneficial owners thereof pursuant to this Section 2.5 shall be surrendered by the U.S. Depositary to the Trustee at its New York office for registration of transfer, in whole or from time to time in part, without charge and the Trustee shall authenticate and deliver, upon such registration of transfer of each portion of such Global Security, an equal aggregate principal amount of Securities of authorized denominations. Any portion of a Global Security whose registration is transferred pursuant to this Section 2.5 shall be executed, authenticated and delivered only in the denominations specified in the form of Security attached as Exhibit A hereto and registered in such names as the U.S. Depositary shall direct.

                           (c)      Subject to the provisions of Section 2.4(b)
above, the registered Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                           (d)      In the event of the occurrence of any of the
events specified in paragraph (a) of this Section 2.5, the Issuer shall promptly make available to the Trustee a reasonable supply of certificated Securities in definitive fully, registered form without interest coupons.

                  Section 2.6       Registration, Registration of Transfer and
Exchange.

                           (a)      The Issuer shall keep at each office or
agency to be maintained for the purpose as provided in Section 4.2 hereof a register or registers (collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, it will register or cause to be registered, the transfer of Securities as provided in this Article. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. If at any time the Trustee shall not be serving as Security Registrar, at all reasonable times such Securities Register shall be open for inspection by the Trustee.

                           Upon due presentation for registration of transfer of
any Security at each such office or agency, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities in authorized denominations for a like aggregate principal amount.

                           Any Security or Securities may be exchanged for a
Security or Securities in other authorized denominations, in an equal aggregate principal amount. Securities to be exchanged shall be surrendered at each office or agency to be maintained by the Issuer for the purpose as provided in Section
4.2 hereof, and the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

                           All Securities presented for registration of
transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or its attorney duly authorized in writing.

                           The Issuer or Trustee shall not be required to
exchange or register a transfer of (a) any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

                           All Securities issued upon any registration of
transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                           (b)      Notwithstanding any provision to the
contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the U.S. Depositary, transfers of a Global Security, in whole or in part, shall only be made (x) in the case of transfers of portions of a Global Security, to beneficial owners thereof in certificated form, in accordance with
Section 2.5, and (y) in all other cases, in accordance with this Section 2.6(b).

                           (c)      Successive registrations and registrations
of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Security Register. No service charge shall be made for any registration of transfer or exchange of the Securities, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts required to be paid by the provisions of the Securities.

                  Section 2.7 Mutilated, Defaced, Destroyed, Lost and Stolen Securities.

                  In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request any officer of the Issuer, the Trustee shall authenticate and deliver a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

                  Upon the issuance of an substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen. the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

                  Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  Section 2.8       Cancellation of Securities:  Destruction
Thereof.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it provided all conditions regarding such cancellation have been met; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall cancel and dispose of all Securities surrendered for registration of transfer, exchange, payment or cancellation in accordance with the Trustee's policy of disposal. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

                  Section 2.9       Temporary Securities.

                  Pending the preparation of definitive Securities, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be main tained by the Issuer for the purpose pursuant to Section 4.2 hereof, and the Trustee shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

                                   ARTICLE III
                                 TERMS OF ROARS

                  Section 3.1       Interest and Interest Payment Dates.

                  The ROARS shall bear interest at 8% per annum, for the period from November 8, 1999 to but excluding the first Remarketing Date. The Company shall pay interest on the ROARS semi-annually on May 1 and November 1 of each year, commencing May 1, 2000. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  The ROARS shall accrue interest from the Fixed Rate Remarketing Date, semi-annually on each day that is a six-month anniversary of such date. Interest on the ROARS from the Fixed Rate Remarketing Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on the ROARS accruing during the Floating Rate Reset Period shall be payable on the next following Reference Rate Reset Date. Interest on the ROARS during the Floating Rate Period shall be computed on the basis of the actual number of days in such Floating Rate Period over a 360-day year.

                  Interest on the ROARS payable on any Interest Payment Date shall be payable to the persons in whose name the ROARS are registered, on the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date. Interest payments on the ROARS shall be in the amount of interest accrued from and including the next preceding Interest Payment Date (or from and including November 8, 1999 if no interest has been paid or duly provided with respect to the ROARS) to but excluding the relevant Interest Payment Date, Remarketing Date or Stated Maturity Date, as the case may be.

                  For this purpose, the following terms shall have the following meanings:

                  "Fixed Rate Remarketing Date" means the first Remarketing Date, assuming the Remarketing Dealer has elected to purchase the ROARS and the Company has not elected to exercise its Floating Period Option, or one of the subsequent Remarketing Dates in the event that the Company has elected to terminate the Floating Rate Period.

                  "Remarketing Date(s)" means November 1, 2003 (the first Remarketing Date), and February 1, 2004, May 1, 2004, August 1, 2004 if the Company has elected to exercise its Floating Period Option.

                  Section 3.2 Remarketing and Determination of Interest Rate to Maturity. The Remarketing Dealer's obligations set forth herein shall be performed pursuant to the Remarketing Agreement.

                  (a)      Mandatory Tender.

                  If the Remarketing Dealer gives notice to the Company and the Trustee no earlier than 15 Business Days prior to the first Remarketing Date and not later than 4:00 p.m., New York City time, on the 10th Business Day prior to the first Remarketing Date, of its intention to purchase the ROARS for remarketing (the "Notification Date"), the ROARS shall be automatically tendered, or deemed tendered, to the Remarketing Dealer for purchase on such Remarketing Date, except in certain circumstances described in Section 3.3. If the ROARS are tendered for remarketing, the Remarketing Dealer shall sell the total aggregate principal amount of the ROARS at the Dollar Price, to the Reference Corporate Dealer or the Reference Money Market Dealer, whichever is applicable, providing the lowest Bid. If two or more of the applicable Reference Dealers provide the lowest Bid, the Remarketing Dealer shall sell the ROARS to such of those Reference Dealers as it determines in its sole discretion. If the Remarketing Dealer elects to remarket the ROARS, the obligation of the Remarketing Dealer to purchase the ROARS on the applicable Remarketing Date is subject to the conditions set forth in the Remarketing Agreement. If for any reason the Remarketing Dealer does not purchase all of the ROARS on the first Remarketing Date, the Company shall be required to redeem the ROARS at a price equal to the principal amount thereon, plus all accrued and unpaid interest, if any, if such Remarketing Date is the first Remarketing Date, or at the Dollar Price, plus accrued and unpaid interest, if any, on any such subsequent Remarketing Date.

                  (b) Remarketing. The Interest Rate to Maturity shall be established by the Remarketing Dealer in accordance with the following procedures:

                      (i)      Interest Rate to Maturity.

                      Subject to the Remarketing Dealer's election to remarket the ROARS, by 3:30 p.m., New York City time, on the third Business Day immediately preceding any Remarketing Date (a "Floating Rate Spread Determination Date" or the "Fixed Rate Determination Date" depending on the following election) the Remarketing Dealer shall determine the Floating Rate Spread in the case that the Company has elected the Floating Period Option or otherwise the Interest Rate to Maturity to the nearest one hundredth (0.01) of one percent per annum unless the Company has chosen to redeem, or is required to redeem, the ROARS. Each Floating Period Interest Rate will equal the sum of a Reference Rate and a Floating Rate Spread. The Interest Rate to Maturity shall be equal to the sum of 6.07% (the "Base Rate") and the Applicable Spread, which will be based on the Dollar Price of the ROARS.

                      For this purpose, the following terms shall have the following meanings:

                      "Applicable Spread" shall be the lowest Bid, expressed as a spread (in the form of a percentage or in basis points) above the Base Rate for the ROARS, obtained by the Remarketing Dealer at 3:30 p.m., New York City time, on the Fixed Rate Determination Date from the Bids quoted to the Remarketing Dealer by five Reference Corporate Dealers. A "Bid" will be an irrevocable offer to purchase the total aggregate outstanding principal amount of the ROARS at the Dollar Price, but assuming (i) an issue date that is the Fixed Rate Remarketing Date applicable to such ROARS, with settlement on such date without accrued interest, (ii) a maturity date that is the 10th anniversary of the Fixed Rate Remarketing Date and (iii) a stated annual interest rate equal to the relevant Base Rate plus the spread bid by the applicable Reference Corporate Dealer. If fewer than five Reference Corporate Dealers submit Bids as set forth in this subsection (b)(i) of Section 3.2, then the Applicable Spread shall be the lowest such Bid obtained as set forth in this subsection (b)(i) of Section 3.2. The Interest Rate to Maturity for the ROARS announced by the Remarketing Dealer, absent manifest error, shall be binding and conclusive upon the holders of beneficial interests in the ROARS (the "Beneficial Owners"), the Company and the Trustee.

                  "Comparable Treasury Issues" for the ROARS means the U.S. Treasury security or securities selected by the Remarketing Dealer, as of the first Remarketing Date, as having an actual or interpolated maturity or maturities comparable to the remaining term of the ROARS being purchased by the Remarketing Dealer.

                  "Comparable Treasury Price" means, with respect to the first Remarketing Date, (i) the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) at 12:00 noon, New York City time, on the first Determination Date, as set forth on "Telerate Page 500" (or such other page as may replace "Telerate Page 500"), or (ii) if such page (or any successor page) is not displayed or does not contain such offer prices on such Determination Date, (A) the average of the Reference Treasury Dealer Quotations for such Remarketing Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Remarketing Dealer obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations. "Telerate Page 500" means the display designated as "Telerate Page 500" on Dow Jones Markets (or such other page as may replace Telerate Page 500 on such service) or such other service displaying the offer prices specified in clause
(i) above as may replace Dow Jones Markets. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and the first Remarketing Date, the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted in writing to the Remarketing Dealer by such Reference Treasury Dealer by 3:30 p.m., New York City time, on the first Determination Date.

                  "Dollar Price" means, with respect to the ROARS, the present value, as of the first Remarketing Date, of the Remaining Scheduled Payments for such ROARS discounted to such Remarketing Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate.

                  "Fixed Rate Determination Date" means the third Business Day prior to the Fixed Rate Remarketing Date.

                  "Interest Rate to Maturity" means the sum of the Base Rate and the Applicable Spread.

                  "Reference Corporate Dealer" means a leading dealer of publicly traded debt securities, including debt securities of the Company, which shall be selected by the Company. The

Company shall advise the Remarketing Dealer of its selection of Reference Corporate Dealers no later than five Business Days prior to the Fixed Rate Remarketing Date. One of such Reference Corporate Dealers selected by the Company shall be Credit Suisse Financial Products if it is then the Remarketing Dealer.

                  "Reference Treasury Dealer" means five dealers to be selected by the Company, and their respective successors; provided that if any of the foregoing or their affiliates ceases to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer. One of such Reference Treasury Dealers selected by the Company shall be Credit Suisse Financial Products if it is then the Remarketing Dealer.

                  "Remaining Scheduled Payments" means, with respect to the ROARS, the remaining scheduled payments of the principal thereof and interest thereon, calculated at the Base Rate applicable to such ROARS, that would be due after the first Remarketing Date to and including the Stated Maturity Date; provided that if such Remarketing Date is not an Interest Payment Date with respect to such ROARS, the amount of the next succeeding scheduled interest payment thereon, calculated at the Base Rate, will be reduced by the amount of interest accrued thereon, calculated at such Base Rate only, to the first Remarketing Date.

                  "Treasury Rate" for the ROARS means, with respect to the first Remarketing Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues, assuming a price for the Comparable Treasury Issues (expressed as a percentage of their principal amounts) equal to the Comparable Treasury Price for such Remarketing Date.

                           (ii)     Floating Rate Period.

                           Subject to the Remarketing Dealer's election to
purchase the ROARS, but prior to the fourth Business Day prior to the first Remarketing Date (the "Floating Period Notification Date"), the Company may elect to exercise its Floating Period Option. Under these circumstances, the ROARS shall be remarketed at a floating rate for a period of one year, or until such date (the "Floating Period Termination Date") which is the Remarketing Date following the date on which the Company elects to terminate such Floating Rate Period (the "Floating Rate Period Termination Notification Date"), whichever is sooner.

                           The amount of the interest for each day that the
ROARS are outstanding during the Floating Rate Period will be calculated by dividing the Floating Rate Interest Rate in effect for such day by 360 and multiplying the result by the Dollar Price. The amount of interest to be paid for any Floating Rate Reset Period will be calculated by adding the daily interest amounts for each day in the Floating Rate Reset Period.

                  For this purpose the following terms shall have the following meanings:

                  "Floating Period Interest Rate" means the sum of the Reference Rate and the Floating Rate Spread.

                  "Floating Period Option" means the Company's right, on any date subsequent to the Remarketing Dealer's election to purchase the ROARS but prior to the fourth Business Day prior to the first Remarketing Date, to require the Remarketing Dealer to remarket the ROARS at the Floating Period Interest Rate.

                  "Floating Rate Period" means the period from (and including) the first Floating Rate Remarketing Date to (but excluding) the Fixed Rate Remarketing Date.

                  "Floating Rate Remarketing Date(s)" means the following date(s) within the Floating Rate Period, selected by the Company from the following alternatives, assuming the Floating Period Option has been selected:

                  1. Each of the four successive quarterly dates: November 1, 2003; February 1, 2004; May 1, 2004; and August 1,
                         2004.

                  2.     Each of the two successive semi-annual dates:
                         November 1, 2003 and May 1, 2004.

                  3.     November 1, 2003.

                  "Floating Rate Reset Period" means the period from (and including) the first Reference Rate Reset Date to (but excluding) the next following Reference Rate Reset Date and thereafter the period from (and including) a Reference Rate Reset Date to (but excluding) the next following Reference Rate Reset Date; provided that the final Floating Rate Reset Period shall run to (but exclude) the Floating Period Termination Date.

                  "Floating Rate Spread" shall be the lowest Bid expressed as a spread (in the form of a percentage or in basis points) above the Reference Rate for the ROARS, obtained by the Remarketing Dealer at 3:30 p.m., New York City time, on the third Business Day prior to each Floating Rate Remarketing Date, from the Bids quoted to the Remarketing Dealer by five Reference Money Market Dealers. A Bid will be an irrevocable offer to purchase the total aggregate outstanding principal amount of the ROARS at the Dollar Price, but assuming (i) an issue date that is such a Floating Rate Remarketing Date, applicable to such ROARS, with settlement on such date without accrued interest, (ii) a maturity date equal to the immediately following Floating Rate Remarketing Date, or the Floating Period Termination Date, as the case may be, (iii) a stated annual interest rate equal to the Reference Rate plus the Floating Rate Spread by the applicable Reference Money Market Dealer, (iv) that the ROARS are callable by the Remarketing Dealer, at the Dollar Price, on any Floating Rate Remarketing Date after the first Remarketing Date and (v) that the ROARS will be repurchased by the Company at the Dollar Price on the Business Day that is immediately following the Floating Rate Reset Period, or on the Floating Period Termination Date, as the case may be, if not previously called by the Remarketing

Dealer. If fewer than five Reference Money Market Dealers submit Bids , as set forth in this subsection (b)(ii) of Section 3.2 then the Floating Rate Spread shall be the lowest such Bid obtained as set forth in this subsection (b)(ii) of
Section 3.2. The Floating Period Interest Rate for the ROARS announced by the Remarketing Dealer, absent manifest error, shall be binding and conclusive upon the holders of beneficial interests in such ROARS (the "Benefi cial Owners"), the Company and the Trustee.

                  "Floating Rate Spread Determination Date" means the third Business Day prior to each Floating Rate Remarketing Date.

                  "Reference Money Market Dealer" means a leading dealer of publicly traded debt securities, including debt securities of the Company, which shall be selected by the Company, who are also leading dealers in money market instruments. The Company shall advise the Remarketing Dealer of its selection of Reference Money Market Dealers no later than five Business Days prior to each Floating Rate Remarketing Date. One of such Reference Money Market Dealers selected by the Company shall be Credit Suisse Financial Products if it is then the Remarketing Dealer.

                  "Reference Rate" means the rate for each Floating Rate Reset Period which shall be the rate for deposits in U.S. Dollars for a period of three months which appears on the Telerate Page 3750 (or any successor page) as of 11:00 a.m., London time, on the applicable Reference Rate Determination Date. If no rate appears on Telerate Page 3750 on the Reference Rate Determination Date, the Remarketing Dealer will request the principal London offices of four major reference banks in the London Inter-Bank Market, to provide it with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the first day of the Floating Rate Reset Period, to prime banks in the London Inter-Bank Market at approximately 11:00 a.m., London time, on that Reference Rate Determination Date and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time. If at least two quotations are provided, then the Reference Rate will be the average of those quotations. If fewer than two quotations are provided, then the Reference Rate will be the average (rounded, if necessary, to the nearest one hundredth of a percent) of the rates quoted at approximately 11:00 a.m., New York City time, on the Reference Rate Determination Date by three major banks in New York City selected by the Remarketing Dealer for loans in U.S. Dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If the banks selected by the Remarketing Dealer are not providing quotations in the manner described by this paragraph, the rate for the Floating Rate Reset Period following the Reference Rate Determination Date will be the rate in effect on that Reference Rate Determination Date.

                  "Reference Rate Determination Date" shall be the second day preceding each Reference Rate Reset Date. In the event the Reference Rate Determination Date falls on a non-Business Day in London, the interest rate shall reset on the following Business Day unless such Business Day would move the Reference Rate Determination Date into the next calendar month, in which case it shall be the immediately preceding Business Day.

                  "Reference Rate Reset Date" means November 1, 2003; February 1, 2004; May 1, 2004; and August 1, 2004.

                           (iii)    Notification of Results; Settlement.

                           Subject to the Remarketing Dealer's election to
remarket the ROARS and to the Company's election not to exercise its Floating Period Option, as set forth in subsection (b)(ii) of this Section 3.2, the Remarketing Dealer shall notify the Company, the Trustee and the U.S. Depository by telephone, confirmed in writing (which may include facsimile or other electronic transmission), by 4:00 p.m., New York City time, on the Fixed Rate Determination Date of the Interest Rate to Maturity of the ROARS effective from and including the Fixed Rate Remarketing Date.

                  Section 3.3       Redemption.

                  (a)      Mandatory Redemption.

                  The Company shall be required to repurchase the ROARS in whole on the first Remarketing Date at a price equal to 100% of the aggregate principal amount of the ROARS or at the Dollar Price on any subsequent Remarketing Date, plus all accrued and unpaid interest, if any, in the event that (i) the Remarketing Dealer for any reason does not notify the Company of the Floating Period Interest Rate or of the Interest Rate to Maturity by 4:00 p.m., New York City time, on the applicable Determination Date, (ii) prior to any Remarketing Date, the Remarketing Dealer resigns and no successor has been appointed on or before such Determination Date, (iii) at any time after the Remarketing Dealer elects on the Notification Date to remarket such ROARS, the Remarketing Dealer elects to terminate the Remarketing Agreement in accordance with its terms, (iv) the Remarketing Dealer for any reason does not elect by notice to the Company and the Trustee not later than such Notification Date to purchase such ROARS for remarketing on such Remarketing Date, (v) the Remarketing Dealer for any reason does not deliver the purchase price of such ROARS to the Trustee on the Business Day immediately preceding such Remarketing Date or does not purchase all tendered ROARS on such Remarketing Date, or (vi) the Company for any reason fails to redeem the ROARS from the Remarketing Dealer following the Company's election to effect such redemption as set forth in subsection (b) of this Section 3.3 below.

                  (b)      Optional Redemption.

                  If the Remarketing Dealer elects to remarket the ROARS, the Company shall notify the Remarketing Dealer and the Trustee, not later than the Business Day immediately preceding any Determination Date, if the Company irrevocably elects to exercise its right to redeem the ROARS, in whole, from the Remarketing Dealer on the Remarketing Date immediately following such Determination Date. If the Company so elects to redeem the ROARS, the Company shall redeem the ROARS in whole on the first Remarketing Date or on any subsequent Remarketing Date at the Dollar Price plus accrued and unpaid interest, if any.

                                   ARTICLE IV
                     COVENANTS OF THE ISSUER AND THE TRUSTEE

                  Section 4.1       Payment of Principal and Interest.

                  The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal and Change of Control purchase price of, and premium, if any, and interest on, each of the Securities at the place or places, at the respective times and in the manner provided in the Securities. Payment of principal and the Change of Control purchase price of, and premium and interest on the Securities shall be paid by mailing a check to or upon the written order of the registered Holders of Securities entitled thereto at their last address as it appears on the Securities Register or, upon written application to the Trustee by a Holder of $1,000,000 or more in aggregate principal amount of Securities, by wire transfer of immediately available funds to an account maintained by such Holder with a bank or other financial institution; provided, however, that (subject to the provisions of Section 2.7 hereof) payment of principal and the Change of Control Price of, and premium, if any, on, any Security may be conditioned upon presentation for payment of the certificate representing such Security.

                  Section 4.2       Offices for Payments, etc.

                  So long as any of the Securities remain Outstanding, the Issuer shall maintain in the Borough of Manhattan, The City of New York, the following: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer shall give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby initially designates the Trustee's New York office as such office or agency. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

                  Section 4.3       Appointment to Fill Vacancy in Office of
                                    Trustee.

                  The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, shall appoint, in the manner provided in Section 6.9 hereof, a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 4.4       Paying Agents.

                  The Trustee shall be the principal paying agent for the Securities. Whenever the Issuer shall appoint a paying agent other than the Trustee, it shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                           (a)      that it will hold all sums received by it
as such agent for the payment of the principal or Change of Control purchase price of, or premium or interest on, the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the Holders of the Securities or of the Trustee,

                           (b)      that it will give the Trustee notice of any
failure by the Issuer (or by any other obligor on the Securities) to make any payment of the principal or Change of Control purchase price of, or premium or interest on, the Securities when the same shall be due and payable and


                          (c)       pay any such sums so held in trust by it to
the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

                           If the Trustee is not the Registrar, the Issuer
shall, prior to each due date of the principal or Change of Control purchase price of, and premium, if any, or interest on the Securities, deposit with the paying agent a sum sufficient to pay such principal, Change of Control purchase price, premium or interest, and (unless such paying agent is the Trustee) the Issuer shall promptly notify the Trustee of any failure to take such action.

                           Anything in this Section 4.4 to the contrary
notwithstanding, the Issuer may at any time, for the purpose of obtaining satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by any paying agent hereunder, as required by this Section 4.4, such sums to be held by the Trustee upon the trusts herein contained.

                           Anything in this Section to the contrary
notwithstanding, the agreement to hold sums in trust as provided in this Section
4.4 is subject to the provisions of Section 10.3 and Section 10.1 hereof.

                  Section 4.5       Certificate to Trustee.

                  Issuer shall furnish to the Trustee on or before March 31 in each year (beginning with March 1, 2000) a brief certificate from the principal executive, financial or accounting officer of this Issuer as to his or her knowledge of the Issuer's compliance with all covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

                  Section 4.6       Securityholder's Lists.

                  The Issuer shall furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities (a) semiannually not more than 15 days after each record date for the payment of semi-annual interest on the Securities, as specified in the form of Security attached as Exhibit A hereto, as of such record date and (b) at other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

                  Section 4.7       Reports by the Issuer.

                  The Issuer shall file with the Trustee and provide Securityholders, within 15 days after it files them with the Commission, copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of Exchange Act.

                  Section 4.8       Limitation on Liens.

                  So long as any of the Securities are Outstanding, the Issuer shall not pledge, mortgage or hypothecate, or permit to exist, any mortgage, pledge or other lien upon any property at any time directly owned by the Issuer to secure any indebtedness for money borrowed that is incurred, issued, assumed or guaranteed by the Issuer ("Indebtedness"), without making effective provisions whereby the Securities shall be equally and ratably secured with any and all such Indebtedness and with any other Indebtedness similarly entitled to be equally and ratably secured; provided, however, that this restriction shall not apply to or prevent the creation or existence of (i) liens existing at the Original Issuance Date of the Securities, (ii) purchase money liens that do not exceed the cost or value of the purchased property, (iii) other liens not to exceed 10% of Consolidated Net Tangible Assets, and (iv) liens granted in connection with extending, renewing, replacing or refinancing, in whole or in part, the Indebtedness (including, without limitation, increasing the principal amount of such Indebtedness) secured by liens described in the foregoing clauses
(i) through (iii).

                  In the event that the Issuer shall propose to pledge, mortgage or hypothecate any property at any time directly owned by it to secure any Indebtedness, other than as permitted by clauses (i) through (iv) of the previous paragraph, the Issuer shall (prior thereto) give written notice thereof to the Trustee, who shall give notice to the Holders, and the Issuer shall, prior to or simultaneously with such pledge, mortgage or hypothecation, effectively secure all the Securities equally and ratably with such Indebtedness.

                  Section 4.9       Repurchase of Securities Upon a Change of
                                    Control.

                           (a)      Upon a Change of Control, each Holder of the
Securities shall have the right to require that the Issuer repurchase such Holder's Securities at a repurchase price in cash equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of repurchase, in accordance with the terms set forth in subsection (b) below.

                           (b)      Within 30 days following any Change of
Control, the Issuer shall mail a notice to each Holder (with a copy to the Trustee) stating:

                                    (1)   that a Change of Control has occurred
and that such Holder has the right to require the Issuer to repurchase such Holder's Securities at a repurchase price in cash equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of repurchase (the "Change of Control Offer");

                                    (2)   the circumstances and relevant facts
regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization of the Issuer after giving effect to such Change of Control);

                                    (3)   the repurchase date (which shall be a
Business Day and be not earlier than 30 days or later than 60 days from the date such notice is mailed) (the "Repur chase Date");

                                    (4)   that any Security not tendered for
purchase will continue to accrue interest;

                                    (5)   that interest on any Security accepted
for payment pursuant to the Change of Control Offer shall cease to accrue after the repurchase of such Security on the Repurchase Date;

                                    (6)   that Holders electing to have a
Security purchased pursuant to a Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the paying agent at the address specified in the notice prior to the close of business on the Business Day prior to the Repurchase Date;

                                    (7)   that Holders will be entitled to
withdraw their election if the paying agent receives, not later than the close of business on the third Business Day (or such shorter periods as may be required by applicable law) preceding the Repurchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, and a statement that such Holder is withdrawing its election to have such Securities purchased; and

                                    (8) that Holders that elect to have their
Securities purchased only in part will be issued new Securities in a principal amount equal to then unpurchased portion of the Securities surrendered.

                           (c)      Notwithstanding the foregoing, for so long
as the Securities are in the form of Global Securities, the Issuer shall deliver to the U.S. Depositary within the time periods specified above, for retransmittal to its Agent Members, a notice substantially to the effect specified in clauses (1) through (5) and (7) above, which notice shall also specify the required procedures (furnished by the U.S. Depositary) for holders of interests in the Global Securities to tender and receive payment of the purchase price for such interests (including the U.S. Depositary's "Repayment Option Procedures," to the extent applicable), all in accordance with the U.S. Depositary's rules, regulations and practices.

                           (d)      On the Repurchase Date, the Issuer shall
(i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Trustee money sufficient without reinvestment to pay the purchase price of all Securities or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee Securities so accepted together with an Officers' Certificate identifying the Securities or portions thereof tendered to the Issuer. The Trustee shall promptly mail to the Holders of the Securities so accepted payment in an amount equal to the purchase price, and promptly authenticate and mail to such Holders a new Security in a principal amount equal to any unpurchased portion of the Security surrendered. The Issuer will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Repurchase Date.

                           (e)      The Issuer shall comply with Rule 14e-1
under the Exchange Act and any other applicable laws and regulations in the event that a Change of Control occurs and the Issuer is required to make a Change of Control Offer.







                                    ARTICLE V
                           REMEDIES OF THE TRUSTEE AND
                       SECURITYHOLDERS ON EVENT OF DEFAULT

                  Section 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default.

                  In case of one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing, that is to say:

                           (a)      default in the payment of all or any part
of the principal or Change of Control purchase price of, or premium, if any, on, any of the Securities as and when the same shall become due and payable either at maturity, upon any redemption or required repurchase, by declaration of acceleration or otherwise;

                           (b)      default in the payment of any installment of
interest upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

                           (c)      an event of default, as defined in any
instrument of the Issuer under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Issuer that has resulted in the acceleration of such Indebtedness, or any default occurring in payment of any such Indebtedness at final maturity (and after the expiration of any applicable grace periods), other than such Indebtedness (i) which is payable solely out of the property or assets of a partnership, joint venture or similar entity of which the Issuer is a participant, or which is secured by a lien on the property or assets owned or held by such entity, without further recourse to or liability of the Issuer, or (ii) the principal of, and interest on, which, when added to the principal of and interest on all other such Indebtedness (exclusive of Indebtedness under clause (i) above), does not exceed $20,000,000; or

                           (d)      failure on the part of the Issuer duly to
observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities or in this Indenture and such failure continues for a period of 30 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities at the time Outstanding; or

                           (e)      one or more final judgments, decrees or
orders of any court, tribunal, arbitrator, administrative or other governmental body or similar entity for the payment of money shall be rendered against the Issuer or any of its properties in an aggregate amount in excess of $20,000,000 (excluding the amount thereof covered by insurance) and such judgment, decree or order shall remain unvacated, undischarged and unstayed for more than 90 consecutive days, except while being contested in good faith by appropriate proceedings; or

                           (f)      a court having jurisdiction in the premises
shall enter a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer under any applicable federal or state law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                           (g)      the Issuer shall commence a voluntary case
or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or consent to the entry of a decree or order for relief in an involuntary case or proceeding under any such law, or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under any such applicable federal or state law, or the consent by the Issuer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or the making by the Issuer of an assignment for the benefit of creditors, or the taking of action by the Issuer in furtherance of any such action; then and in each and every such case (other than an Event of Default with respect to the Issuer specified in 5.1(f) or 5.1(g) hereof), unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding hereunder, by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal of all the Securities and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. This provision, however, is subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities and the principal or Change of Control purchase price and premium, if any, of any and all Securities that shall have become due otherwise than by acceleration (with interest upon such principal and Change of Control purchase price and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the rate of interest specified in the Securities, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal that shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of the Securities then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults (except, unless theretofore cured, a default in payment of principal of, or Change of Control purchase price or premium, if any, or interest on, the Securities) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                           If an Event of Default specified in Section 5.1(f)
or 5.1(g) hereof occurs with respect to the Issuer, the principal of and accrued interest on the Security shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder.

                  Section 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt.

                  The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal or Change of Control purchase price of, or premium, if any, on, any of the Securities when the same shall have become due and payable, whether upon maturity or upon any redemption or by declaration or acceleration or otherwise, then upon demand of the Trustee, the Issuer shall pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all such Securities of principal. Change of Control purchase price, premium or interest, as the case may be (with interest to the date of such payment upon the overdue principal, Change of Control purchase price or premium and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the rate of interest specified in the Securities); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

                  Until such demand is made by the Trustee, the Issuer may pay the principal and Change of Control purchase price of and premium and interest on the Securities to the registered Holders, whether or not the Securities be overdue.

                  In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective or whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                           (a)      to file and prove a claim or claims for the
whole amount of principal, Change of Control purchase price, premium and interest owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders, allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor;

                           (b)      unless prohibited by applicable law and
regulations, to vote on behalf of the Holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

                           (c)      to collect and receive any moneys or other
property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                           Nothing herein contained shall be deemed to authorize
the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholders any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                           All rights of action and of asserting claims under
this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities.

                           In any proceedings brought by the Trustee (and also
any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

                  Section 5.3       Application of Proceeds.

                  Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due under Section 6.6 hereof;

                  SECOND: In case the principal and the Change of Control purchase price and premium, if any, of the Securities shall not have become and be then due and payable, to the payment of interest in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate of interest specified in the Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  THIRD: In case the principal or the Change of Control purchase price of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal, Change of Control purchase price, premium, and interest, with interest upon the overdue principal, Change of Control purchase price, premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate of interest specified in the Securities, and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal, Change of Control purchase price, premium and interest, without preference or priority of principal, Change of Control purchase price or premium over interest, or of interest over principal or Change of Control purchase price or premium, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

                  FOURTH: To the payment of the remainder, if any, to the Issuer or any other Person lawfully entitled thereto.

                  The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 5.3.

                  Section 5.4       Suits for Enforcement.

                  In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  Section 5.5       Restoration of Rights on Abandonment of
Proceedings.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

                  Section 5.6       Limitations of Suits by Securityholders.

                  No Holder of any Security shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 30 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.8 hereof; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any fight under this indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section 5.6 each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 5.7 Powers and Remedies Cumulative, Delay or Omission Not Waiver of Default.

          Except as provided in Section 2.7 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of the Trustee or of any Holder of any of the Securities to exercise as aforesaid any such right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6 hereof, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.


          Section 5.8 Control by Securityholders.

          The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided further that (subject to the provisions of Section 6.1 hereof) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 6.1 hereof) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Securityholders.

          Section 5.9 Waiver of Past Defaults.

          Prior to the declaration of the maturity of the Securities as provided in Section 5.1 hereof, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may on behalf of the Holders of all the Securities waive any past default or Event of Default hereunder and its consequences, except a default (a) in the payment of principal or

Change of Control purchase price of, premium, if any, or interest on any of the Securities or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.


          Section 5.10 Rights of Holders to Receive Payment.

          Notwithstanding any other provision of this Indenture (including, without limitation, Section 5.6 hereof), the right of any Holder to receive, and to institute suit to enforce, payment of the principal and Change of Control purchase price of, and premium, if any, and interest on the Securities on or after the respective due dates expressed in such Securities (including upon redemption and acceleration of the maturity of the principal of and premium, if any, and interest on the Securities), shall not be affected or impaired, and shall be absolute and unconditional.


                                   ARTICLE VI
                             CONCERNING THE TRUSTEE

          Section 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default.

          The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, undertakes to perform only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful miscon duct, except that

                   (a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                         (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                         (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                   (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                   (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                   None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

               Section 6.2       Certain Rights of the Trustee.

               Subject to Section 6.1 hereof:

                   (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate (including, without limitation, any certificate provided to the Trustee pursuant to Section 4.5 hereof), statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Issuer;

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer, or by the Trustee or any predecessor Trustee and repaid by the Issuer upon demand; and

          (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investiga tion into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney.

    Section 6.3 Trustee Not Responsible for Recitals, Disposition of
                Securities or Application of Proceeds Thereof.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer or any of the Securities or of the proceeds thereof.

          Section 6.4 Trustee and Agents May Hold Securities; Collections, etc.

          The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

          Section 6.5 Moneys Held by Trustee.

          Subject to the provisions of Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder, except as the Issuer and the Trustee otherwise may agree.

          Section 6.6 Compensation and Indemnification of Trustee and Its Prior Claim.

          The Issuer covenants and agrees to pay to the Trustee from time to time as shall be agreed upon between the Issuer and the Trustee in writing from time to time, and the Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law relating to the compensation of a trustee of an express trust), and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent any such expense, disbursement or advance may arise from the Trustee's negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predeces sor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claims or expense arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder and the performance of its duties hereunder, including the costs and expenses of defending and investigating any claim of liability in the premises, except to the extent any such loss, liability or expense is due to its own negligence or bad faith. The obligations of the Issuer under this Section 6.6 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture.

          Section 6.7 Right of Trustee to Rely on Officers' Certificate, etc.

          Subject to Section 6.1 and Section 6.2 hereof, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

          Section 6.8 Persons Eligible for Appointment as Trustee.

          The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or of a state thereof, having a combined capital and surplus of at least $500,000,000, and which is authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a federal, state or District of Columbia supervising or examining authority, then for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor on the Securities or Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee.

          Section 6.9 Resignation and Removal; Appointment of Successor
                      Trustee.

               (a) The Trustee may at any time resign by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to Holders of Securities at their last addresses as they shall appear on the Securities Register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no such successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deemed proper and prescribe, appoint a successor trustee.

               (b)   In case at any time any of the following shall occur:

                     (i) the Trustee shall fail to comply with the provisions of
         Section 310(b) of the Trustee Indenture Act, after written request thereafter by the

          Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months;

                    (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.8 hereof and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

                    (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conserva tion or liquidation;

then, in any such case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy of which shall be delivered to the successor trustee, or, any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

               (c) The Holders of a majority in aggregated principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in
Section 7.1 hereof of the action in that regard taken by the Securityholders.

               (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 6.9 shall become effective only upon acceptance of appointment by the successor trustee as provided in Section 6.10 hereof.

          Section 6.10 Acceptance of Appointment by Successor Trustee.

          Any successor trustee appointed as provided in Section 6.9 hereof shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 10.4 hereof, pay over the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the

Issuer shall execute appropriate instruments in writing for more fully and certainly vesting in and confirming to such successor such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.6 hereof.

          Upon acceptance of appointment by a successor trustee as provided in this Section 6.10, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities at their last addresses as they shall appear in the Securities Register. If the acceptance of appoint ment is substantially contemporaneous with the resignation then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.9 hereof. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

          Notwithstanding replacement of the Trustee pursuant to this Section 6.10, the Issuer's obligations under Section 6.6 hereof shall continue for the benefit of the retiring Trustee.

          Section 6.11 Merger, Conversion, Consolidation or Succession to Business of Trustee.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 6.8 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee, and in such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, that the fight to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                   ARTICLE VII
                         CONCERNING THE SECURITYHOLDERS

          Section 7.1 Evidence of Action Taken by Securityholders.

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders, in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1 and Section 6.2 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

          Section 7.2 Proof of Execution of Instruments and of Holding of Securities Record Date.

          Subject to Section 6.1 and Section 6.2 hereof, the execution of any instrument by a Securityholder or his agent or proxy may be provided in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be provided by the Securities Register or by a certificate of the Security Registrar thereof. The Issuer may set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action referred to in Section 7.1 hereof, which record date may be set at any time or from time to time by notice to the Trustee for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only Holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

          Section 7.3 Holders to Be Treated as Owners.

          The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Securities Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwith standing any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal and Change of Control purchase price of, and premium, if any, on and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid and to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

          Section 7.4 Securities Owned by Issuer Deemed Not Outstanding.

          In determining whether the Holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities that are owned by the Issuer or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities that the Trustee knows are so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Section 6.1 and Section 6.2 hereof, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

          Section 7.5 Right of Revocation of Action Taken.

          At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1 hereof, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities, the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all such Securities.


                                  ARTICLE VIII
                             SUPPLEMENTAL INDENTURES

          Section 8.1 Supplemental Indentures Without Consent of
Securityholders.

          The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine hereof;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Board of Directors shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee due solely to such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities to waive such an Event of Default;

          (d) to cure any ambiguity or to cure, correct or supplement any defective provision contained herein or in the Securities, or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable, and in any case which the Trustee and the Issuer shall determine (i) are not inconsistent with this Indenture and the Securities and (ii) shall not adversely affect the interests of the Holders of the Securities; and

          (e) to modify or supplement this Indenture or any indenture supple-mental hereto in such manner as to permit the qualification thereof under the Trust Indenture Act of any other similar federal statute hereafter in effect.

          The Trustee is hereby authorized to join in the execution of any such supplemental Indenture, to make any further appropriate agreements and stipulations that may be therein continued and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this
Section 8.1 may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 8.2 hereof.

    Section 8.2 Supplemental Indentures With Consent of Securityholders.

          With the consent (evidenced as provided in Article Seven hereof) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, modify this Indenture or any indentures supplemental hereto or the rights of the Holders of the Securities; provided, that no such supplemental indenture shall (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or upon a Change of Control or impair or affect the right of any Securityholder to institute suit for the payment thereof or make any change to Section 4.9 hereof that adversely affects the rights of the Holders of the Securities, in each case without the consent of the Holder of each Security so affected, or (b) without the consent of the Holders of all Securities then Outstanding, (i) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such modification, or the percentage of Securities, the consent of the Holders of which is required for any waiver provided for in this Indenture, (ii) change any obligation of the Issuer to maintain an office or agency in the places and for the purposes specified in Section 4.2 or (iii) make any change in Section 5.9 or this Section 8.2, except to increase any percentages or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of each Outstanding Security affected thereby.

          Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders and other documents, if any, required by Section 7.1 hereof the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section 8.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 8.2, the Issuer shall mail a notice thereof by first-class mail to the Holders of Securities at their addresses as they shall appear on the Securities Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 8.3 Effect of Supplemental Indenture.

          Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          Section 8.4 Documents to Be Given to Trustee.

          The Trustee, subject to the provisions of Section 6.1 and Section 6.2 hereof, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

          Section 8.5 Notation of Securities in Respect of Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eight may bear a notation in form approved by the Trustee as to any matters provided for by such supplemental indenture or as to any action taken at any such meeting by the Issuer or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities then Outstanding.


                                   ARTICLE IX
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

          Section 9.1 Covenant Not to Merge, Consolidate, Sell or Transfer Assets Except Under Certain Conditions.

          (a) The Issuer shall not consolidate with or merge into any other Person, or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person, and Issuer shall not permit any Person to consolidate with or merge into the Issuer, unless: (i) immediately prior to and immediately following such consolidation, merger, sale or lease, no Event of Default shall have occurred and be continuing and (ii) the Issuer is the surviving or continuing corporation, or the surviving or continuing corporation or corporation that acquires by sale, conveyance, transfer or lease is incorporated in the United States of America or Canada and expressly assumes the payment and performance of all obligations of the Issuer under the Indenture and the Securities.

          (b) Except for the sale of the properties and assets of the Issuer substantially as an entirety pursuant to subsection (a) above, and other than assets required to be sold to conform with governmental regulations, the Issuer shall not sell or otherwise dispose of any assets (other than short-term, readily marketable investments purchased for cash manage ment purposes with funds not representing the proceeds of other asset sales) if on a pro forma basis, the aggregate net book value of all such sales during the most recent 12-month period would exceed 10 percent of Consolidated Net Tangible Assets computed as of the end of the most recent fiscal quarter preceding such sale; provided, however, that any such sales shall be disregarded for purposes of this 10 percent limitation if the proceeds are invested in assets in similar or related lines of business of the Issuer and, provided further, that the Issuer may sell or otherwise dispose of assets in excess of such 10 percent if the proceeds from such sales or dispositions, which are not reinvested as provided above, are retained by the Issuer as cash or cash equivalents or are used by the Issuer to purchase Securities, 1996 Senior Notes, 1997 Senior Notes or 1999 Senior Notes which are then delivered to the Trustee for cancellation or are used to reduce or retire Indebtedness ranking pari passu in right of payment to the Securities.

          Section 9.2 Successor Corporation Substituted.

          In case of any such consolidation, merger, sale or transfer, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein.

          Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenti cate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication and any Securities that such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale or transfer such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

          In the event of any such sale or transfer (other than a transfer by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article 9 shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

          Section 9.3 Opinion of Counsel to Trustee; Officers' Certificate.









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





          The Trustee, subject to the provisions of Section 6.1 and Section 6.2 hereof, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or transfer, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                    ARTICLE X
                           SATISFACTION AND DISCHARGE
                         OF INDENTURE; UNCLAIMED MONEYS

          Section 10.1 Satisfaction and Discharge of Indenture.

          If at any time (a) the Issuer shall have paid or caused to be paid the principal and Change of Control purchase price of and premium, if any, and interest on all the Securities Outstanding hereunder, as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation of all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.7 hereof) or (c)(i) all such Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4 hereof) or U.S. Government Obligations, maturing as to principal, premium, if any, and interest in such amounts and at such times as will insure (without reinvestment) the liability of cash sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity all such Securities not theretofore delivered to the Trustee for cancellation, including principal, premium, if any, and interest due or to become due to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange, and the Issuer's right to optional redemption, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders to receive payments of principal thereof (including any Change of Control purchase price previously accrued) and premium, if any, and interest thereon, upon the original stated due dates therefor (but not upon acceleration), (iv) the rights and obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; provided that the rights of Holders of the Securities to receive amounts in respect of principal of and premium, if any, and interest or the Securities held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any securities exchange upon which the Securities are listed.

          The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

          Section 10.2 Application by Trustee of Funds Deposited for Payment of Securities.

          Subject to Section 10.4 hereof, all moneys deposited with the Trustee pursuant to Section 10.1 hereof shall be held in trust and applied, by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and Change of Control purchase price, premium, if any, and interest; but such money need not be segregated from other funds except to the extent required by law.

          Section 10.3 Repayment of Moneys Held by Paying Agent.

          In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

          Section 10.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years.

          Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal or Change of Control purchase price of or premium or interest on any Security and not applied but remaining unclaimed for two years after the date upon which such principal, Change of Control purchase price, premium or interest shall have become due and payable shall, upon the written request of the Issuer, be repaid to the Issuer by the Trustee or such paying agent, and the Holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

          Section 10.5 Defeasance and Discharge of Indenture.

          The Issuer will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities, on the 123rd day after the deposit referred to in subparagraph (A) hereof has been made, and the provisions of this Indenture will no longer be in effect with respect to the Securities (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except as to:

          (a) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, (b) substitution of apparently mutilated, defaced, destroyed, lost or stolen securities, (c) rights of Holders to receive payments of principal (including rights to receive any Change of Control purchase price previously accrued) thereof and premium, if any, and interest thereon, (d) the rights, obligations and immunities of the Trust hereunder, (e) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (f) the obligations of the Issuer to maintain a place of payment for the Securities under Section
4.1 hereof; provided that the following conditions shall have been satisfied:

               (A) with reference to this Section 10.5 the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.8 hereof) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms (without reinvestment) will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this subparagraph (A) money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, (x) the principal and Change of Control purchase price of, premium, if any, and each installment of principal and interest on the Outstanding Securities at the maturity date of such principal or installment of principal or interest and (y) any mandatory sinking fund payments or analogous payments applicable to the Securities on the day on which such payments are due and payable in accor dance with the terms of this Indenture and the Securities;

               (B) the Issuer has delivered to the Trustee (i) an Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Issuer's exercise of its option under this Section 10.5 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, which Opinion of Counsel must be based on (x) a change in applicable federal income tax law or related Treasury Regulations after the date of this Indenture or (y) a ruling received by the Issuer from the Internal Revenue Service to the same effect and
(ii) an Opinion of Counsel to the effect that the defeasance trust does not constitute an "investment company" under the Investment Company Act of 1940, as amended, and after the passage of 123 days following the deposit, the trust fund will not be subject to the effect of Section 547 of the U.S. Bankruptcy Code or
Section 15 of the New York Debtor and Creditor Law;

               (C) immediately after giving effect to such deposit on a pro forma basis, no Event of Default, or event that after the giving of notice or lapse of time or both would become an Event of Default, shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after the date of such deposit, and such deposit shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which the Issuer is bound; and

               (D) if at such time the Securities are listed on a national securities exchange, the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that the Securities will not be delisted as a result of such deposit, defeasance and discharge.

          Section 10.6 Defeasance of Certain Obligations.

          The Issuer may omit to comply with any term, provision, or condition set forth in this Indenture in Sections 4.8 and Section 4.9, and Section 5.l(d) (with respect to Sections 4.8 and 4.9) and Sections 5.1(c) and (e) shall be deemed not to be Events of Default on the 123rd day after the deposit referred to in subparagraph (A) hereof if:

               (A) with reference to this Section 10.6, the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.6 hereof) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (i) money in an amount, or (ii) U.S. Government Obligations which bought the payment of interest and principal in respect thereof in accordance with their terms (without reinvestment) will provide not later than one day before the due date of any payment referred to in clauses (x) or (y) of this Section 10.6, money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a certification thereof delivered to the Trustee, to pay and discharge, after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, (x) the principal and Change of Control purchase price of, premium, if any, and each installment of principal and interest on the Outstanding Securities at the maturity date of such principal or installment of principal or interest and (y) any mandatory sinking fund payments or analogous payments applicable to the Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities;

               (B) the Issuer has delivered to the Trustee (i) an Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Issuer's exercise of its option under this Section 10.6 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, and (ii) an Opinion of Counsel to the effect that the defeasance trust does not constitute an "invest ment company" under the Investment Company Act of 1940, as amended, and after the passage of 123 days following the deposit, the trust fund will not be subject to the effect of Section 547 of the U.S. Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law;

               (C) immediately after giving effect to such deposit on a pro forma basis, no Event of Default, or event that after the giving of notice or lapse of time or both would become an Event of Default, shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after the date of such deposit, and such deposit shall not result in a breach or violation of or constitute a default under any other agreement or instrument to which the Issuer is a party or by which the Issuer is bound; and

               (D) if at such time the Securities are listed on a national securities exchange, the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that the Securities will not be delisted as a result of such deposit, defeasance and discharge.


                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

          Section 11.1 Incorporators, Shareholders, Officers and Directors of Issuer Exempt from Individual Liability.

          No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

          Section 11.2 Provisions of the Indenture for the Sole Benefit of Parties and Securityholders.

          Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders (and, where expressly set forth herein, owners of interests in any Global Security), any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the Holders (and, where expressly set forth herein, owners of interests in any Global Security).

          Section 11.3 Successors and Assigns of Issuer Bound by Indenture.

          All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

          Section 11.4 Notices and Demands on Issuer, Trustee and
                  Securityholders.

          Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to NRG Energy, Inc., 1221 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55403, Attention: Chief Financial Officer. Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office or such office or agency designated for such purpose in Section 4.2 hereof.

          Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Securities Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Section 11.5 Officers' Certificates and Opinions of Counsel, Statements to Be Contained Therein.

          Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters (informa tion with respect to which is in the possession of the Issuer) upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate or opinion of any independent firm of public accountants or Investment Banker filed with the Trustee shall contain a statement that such firm is independent.

          Section 11.6 Payments Due on Saturdays, Sundays and Holidays.

          If the date of maturity of interest on or principal, Change of Control purchase price, or premium, if any, of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest, principal, Change of Control purchase price or premium need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.


          Section 11.7 New York Law to Govern.

          THIS INDENTURE SHALL, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SUCH SECTION 5-1401).

          Section 11.8 Counterparts.

          This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same agreement.

          Section 11.9 Effect of Headings.

          The Article and Section Headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of November 8, 1999.

                                     NRG ENERGY, INC., as Issuer



                                     By:  ______________________________________
                                          Name:   Brian B. Bird
                                          Title:  Treasurer


Attest:


By:_______________________________
   Name:
   Title:


                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, as Trustee



                                      By: ______________________________________
                                          Name:   Timothy P. Mowdy
                                          Title:  Corporate Trust Officer

                                    EXHIBIT A

                                FORM OF SECURITY

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                                NRG ENERGY, INC.

                    8% REMARKETABLE OR REDEEMABLE SECURITIES
                              DUE NOVEMBER 1, 2013


                                                               CUSIP : [      ]

NO. 01


ORIGINAL ISSUE DATE:                November 8, 1999
INTEREST RATE TO
    REMARKETING DATE:               8%
REMARKETING DATE                    November 1, 2003
INTEREST RATE TO MATURITY:          See Further Provisions Set Forth Herein
MATURITY DATE:                      November 1, 2013
ISSUE PRICE:                        99.785%

INTEREST PAYMENT DATES:             May 1 and November 1, commencing May 1, 2000


          NRG Energy, Inc., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Issuer"), for value received hereby promises to pay to Cede & Co. or registered assigns the principal sum of $240,000,000 Dollars at the Issuer's office or agency for said purpose initially at the Corporate Trust Office of Norwest Bank Minnesota, National Association (herein called the "Trustee") at Corporate Trust, Norwest Center N9303-120, Sixth and Marquette, Minneapolis, Minnesota 55479-0069 and at the office or agency of the Issuer for said purpose in the Borough of Manhattan, The City of New York, on November 1, 2013 (unless and to the extent earlier redeemed or repaid prior to such maturity date) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest semi-annually in arrears on May 1 and November 1 of each year, commencing May 1, 2000, to the Remarketing Date specified above, on said principal sum in like coin or currency at the Interest Rate to Remarketing Date specified above, and thereafter, subject to the terms and conditions set forth herein, at the interest rate determined by the Remarketing Dealer (as defined on the reverse hereof) in accordance with the procedures set forth on the reverse hereof ("Floating Rate Spread" or "Interest Rate to Maturity"), at said offices or agencies from the most recent interest payment date to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from November 8, 1999. Notwithstanding the foregoing, if the date hereof is after May 1 or November 1, as the case may be, and before the following April 15 or October 15, this Security shall bear interest from such May 1 or November 1; provided that if the Issuer shall default in the payment of interest due on such May 1 or November 1, then this Security shall bear interest from the immediately preceding May 1 or November 1 to which interest on the Securities has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Securities, from November 8, 1999.

          The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture (as defined on the reverse hereof), be paid to the Person in whose name this Security is registered at the close of business on the fifteenth calendar day (whether or not a Business
Day) immedi ately preceding such Interest Payment Date; provided, that principal and interest shall be paid by mailing a check for such to or upon the written order of the registered Holders of Securities entitled thereto at their last address as it appears on the Securities Register or, upon written application to the Trustee by a Holder of $1,000,000 or more in aggregate principal amount of Securities, by wire transfer of immediately available funds to an account maintained by such Holder with a bank or other financial institution. Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

          Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest (including without limitation during the 30-day period referred to in Section 5.1(b) of the Indenture) shall accrue at the then applicable interest rate of this Security.

          Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the certificate of authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

                              NRG ENERGY, INC.

[Seal]

                              By:________________________________
                                 Name:   Leonard A. Bluhm
                                 Title:  Executive Vice President and
                                         Chief Financial Officer

                              By:________________________________
                                 Name:   Brian B. Bird
                                 Title:  Treasurer
ATTEST:


By:_____________________________
   Name:
   Title:



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated: November 8, 1999

          This is one of the Securities referred to in the within-mentioned Indenture.

                              NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION, as Trustee


                              _________________________________________
                                       Authorized Signatory

                               REVERSE OF SECURITY

                                NRG ENERGY, INC.

                8% Remarketable or Redeemable Securities Due 2013

          This Security is one of a duly authorized issue of debt securities of the Issuer, limited to the aggregate principal amount of $240,000,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an Indenture dated as of November 8, 1999 (the "Indenture"), duly executed and delivered by the Issuer to the Trustee. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder) of the Securities. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

          Certain provisions relating to the remarketing of the Securities set forth below are contained in a Remarketing Agreement (the "Remarketing Agreement") between the Issuer and Credit Suisse Financial Products, as Remarketing Dealer (the "Remarketing Dealer").

          The Securities shall accrue interest from the Fixed Rate Remarketing Date, semi-annually on each day that is a six-month anniversary of such date. Interest on the Securities from the Fixed Rate Remarketing Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Securities accruing during the Floating Rate Reset Period (as defined below) shall be payable on the next following Reference Rate Reset Date. Interest on the Securities during the Floating Rate Period shall be computed on the basis of the actual number of days in such Floating Rate Period over a 360-day year.

          "Fixed Rate Remarketing Date" means the first Remarketing Date, assuming the Remarketing Dealer has elected to purchase the Securities and the Issuer has not elected to exercise its Floating Period Option, or one of the subsequent Remarketing Dates in the event that the Issuer has elected to terminate the Floating Rate Period.

          "Remarketing Date(s)" means November 1, 2003 (the first Remarketing
Date), and February 1, 2004, May 1, 2004, August 1, 2004 if the Issuer has elected to exercise its Floating Period Option.

          Provided that on a Business Day not later than 4:00 p.m., New York City time, on the fifth Business Day prior to the first Remarketing Date, the Remarketing Dealer notifies the Issuer and the Trustee of its election to purchase the Securities on the such Remarketing Date for remarketing (the "Notification Date"), the Securities shall be subject to mandatory tender to the Remarketing Dealer, and the Remarketing Dealer shall be obligated to purchase the Securities, for remarketing on such Remarketing Date, subject in each case to the conditions described herein and set forth in the Remarketing Agreement. The purchase price for the tendered Securities shall equal 100% of the principal amount thereof and the Issuer will pay accrued interest, if any, on the Securities to such Remarketing Date. From and after the first Remarketing Date, the Securities shall bear interest at either the Floating Rate Spread or the Interest Rate to Maturity as specified herein. If the Remarketing Dealer elects to remarket the Securities, the obligation of the Remarketing Dealer to purchase the Securities on the applicable Remarketing Date is subject to the conditions specified in the Remarketing Agreement. If for any reason the Remarketing Dealer does not purchase all of the Securities on the first Remarketing Date, the Issuer shall be required to repurchase from the registered holders thereof, and the registered holders will be required to sell to the Issuer, all the Securities at a price equal to the principal amount thereof plus all accrued and unpaid interest, if any, if such Remarketing Date is the first Remarketing Date, or at the Dollar Price, plus accrued and unpaid interest, if any, on any subsequent Remarketing Date.

          Subject to the Remarketing Dealer's election to remarket the Securities by 3:30 p.m., New York City time, on the third Business Day immediately preceding any Remarketing Date (a "Floating Rate Spread Determination Date" or the "Fixed Rate Determination Date" depending on the Issuer's election) the Remarketing Dealer shall determine the Floating Rate Spread in the case that the Issuer has elected the Floating Period Option or otherwise the Interest Rate to Maturity to the nearest one hundredth (0.01) of one percent per annum unless the Issuer has chosen to redeem, or is required to redeem, the Securities. Each Floating Period Interest Rate will equal the sum of a Reference Rate and a Floating Rate Spread. The Interest Rate to Maturity shall be equal to the sum of 6.07% (the "Base Rate") and the Applicable Spread (as defined below), which will be based on the Dollar Price (as defined below) of the Securities.

          "Applicable Spread" will be the lowest Bid (as defined below), expressed as a spread (in the form of a percentage or in basis points) above the Base Rate, obtained by the Remarketing Dealer at 3:30 p.m., New York City time, on the Fixed Rate Determination Date from the Bids quoted to the Remarketing Dealer by five Reference Corporate Dealers (as defined below). A "Bid" will be an irrevocable offer to purchase the total aggregate outstanding principal amount of the Securities at the Dollar Price (as defined below), but assuming
(i) an issue date that is the Fixed Rate Remarketing Date applicable to such Securities, with settlement on such date without accrued interest, (ii) a maturity date that is the 10th anniversary of the Fixed Rate Remarketing Date and (iii) a stated annual interest rate equal to the relevant Base Rate plus the spread bid by the applicable Reference Corporate Dealer. If fewer than five Reference Corporate Dealers submit Bids as described above, then the Applicable Spread shall be the lowest such Bid obtained as described above. The Interest Rate to Maturity announced by the Remarketing Dealer, absent manifest error, shall be binding and conclusive upon the holders of beneficial interests in the Securities (the "Beneficial Owners"), the Holders of the Securities, the Issuer and the Trustee.

          "Comparable Treasury Issues" means the U.S. Treasury security or securities selected by the Remarketing Dealer, as of the first Remarketing Date, as having an actual or interpolated maturity or maturities comparable to the remaining term of the Securities being purchased by the Remarketing Dealer.

          "Comparable Treasury Price" means, with respect to the first Remarketing Date, (i) the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) at 12:00 noon, New York City time, on the first Determination Date, as set forth on "Telerate Page 500" (or such other page as may replace "Telerate Page 500"), or (ii) if such page (or any successor page) is not displayed or does not contain such offer prices on such Determination Date, (A) the average of the Reference Treasury Dealer Quotations (as defined below) for such Remarketing Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Remarketing Dealer obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations. "Telerate Page 500" means the display designated as "Telerate Page 500" on Dow Jones Markets (or such other page as may replace Telerate Page 500 on such service) or such other service displaying the offer prices specified in clause
(i) above as may replace Dow Jones Markets. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and the first Remarketing Date, the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted in writing to the Remarketing Dealer by such Reference Treasury Dealer by 3:30 p.m., New York City time, on the first Determination Date.

          "Dollar Price" means, with respect to the Securities, the present value, as of the first Remarketing Date, of the Remaining Scheduled Payments for such Securities discounted to such Remarketing Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below).

          "Fixed Rate Determination Date" means the third Business Day prior to the Fixed Rate Remarketing Date.

          "Interest Rate to Maturity" means the sum of the Base Rate and the Applicable Spread.

          "Reference Corporate Dealer" means a leading dealer of publicly traded debt securities, including debt securities of the Issuer, which shall be selected by the Issuer. The Issuer shall advise the Remarketing Dealer of its selection of Reference Corporate Dealers no later than five Business Days prior to the Fixed Rate Remarketing Date. One of such Reference Corporate Dealers selected by the Issuer shall be Credit Suisse Financial Products if it is then the Remarketing Dealer.

          "Reference Treasury Dealer" means five dealers to be selected by the Issuer, and their respective successors; provided that if any of the foregoing or their affiliates ceases to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer. One of such Reference Treasury Dealers selected by the Issuer shall be Credit Suisse Financial Products if it is then the Remarketing Dealer.

          "Remaining Scheduled Payments" means, with respect to the Securities, the remaining scheduled payments of the principal thereof and interest thereon, calculated at the Base Rate applicable to such Securities, that would be due after the first Remarketing Date to and including the Stated Maturity Date; provided that if such Remarketing Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon, calculated at the Base Rate, will be reduced by the amount of interest accrued thereon, calculated at such Base Rate only, to the first Remarketing Date.

          "Treasury Rate" means with respect to the first Remarketing Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues, assuming a price for the Comparable Treasury Issues (expressed as a percentage of their principal amounts) equal to the Comparable Treasury Price for such Remarketing Date.

          Subject to the Remarketing Dealer's election to purchase the Securities, but prior to the fourth Business Day prior to the first Remarketing Date (the "Floating Period Notification Date"), the Issuer may elect to exercise its Floating Period Option (as defined below). Under these circumstances, the Securities shall be remarketed at a floating rate for a period of one year, or until such date (the "Floating Period Termination Date") which is the Remarketing Date following the date on which the Issuer elects to terminate such Floating Rate Period (the "Floating Rate Period Termination Notification Date"), whichever is sooner.

          The amount of the interest for each day that the Securities are outstanding during the Floating Rate Period will be calculated by dividing the Floating Rate Interest Rate in effect for such day by 360 and multiplying the result by the Dollar Price. The amount of interest to be paid for any Floating Rate Reset Period (as defined below) will be calculated by adding the daily interest amounts for each day in the Floating Rate Reset Period.

          "Floating Period Interest Rate" means the sum of the Reference Rate and the Floating Rate Spread.

          "Floating Period Option" means the Issuer's right, on any date subsequent to the Remarketing Dealer's election to purchase the Securities but prior to the fourth Business Day prior to the first Remarketing Date, to require the Remarketing Dealer to remarket the Securities at the Floating Period Interest Rate.

          "Floating Rate Period" means the period from (and including) the first Floating Rate Remarketing Date to (but excluding) the Fixed Rate Remarketing Date.

          "Floating Rate Remarketing Date(s)" means the following date(s) within the Floating Rate Period, selected by the Issuer from the following alternatives, assuming the Floating Period Option has been selected:

          1. Each of the four successive quarterly dates: November 1, 2003; February 1, 2004; May 1, 2004; and August 1, 2004.

          2. Each of the two successive semi-annual dates: November 1, 2003 and May 1, 2004.

          3.        November 1, 2003.

          "Floating Rate Reset Period" means the period from (and including) the first Reference Rate Reset Date (as defined below) to (but excluding) the next following Reference Rate Reset Date and thereafter the period from (and including) a Reference Rate Reset Date to (but excluding) the next following Reference Rate Reset Date; provided that the final Floating Rate Reset Period shall run to (but exclude) the Floating Period Termination Date.

          "Floating Rate Spread" will be the lowest Bid expressed as a spread (in the form of a percentage or in basis points) above the Reference Rate for the Securities, obtained by the Remarketing Dealer at 3:30 p.m., New York City time, on the third Business Day prior to each Floating Rate Remarketing Date, from the Bids quoted to the Remarketing Dealer by five Reference Money Market Dealers. A Bid will be an irrevocable offer to purchase the total aggregate outstanding principal amount of the Securities at the Dollar Price, but assuming
(i) an issue date that is such a Floating Rate Remarketing Date, applicable to such Securities, with settlement on such date without accrued interest, (ii) a maturity date equal to the immediately following Floating Rate Remarketing Date, or the Floating Period Termination Date, as the case may be, (iii) a stated annual interest rate equal to the Reference Rate plus the Floating Rate Spread by the applicable Reference Money Market Dealer, (iv) that the Securities are callable by the Remarketing Dealer, at the Dollar Price, on any Floating Rate Remarketing Date after the first Remarketing Date and (v) that the Securities will be repurchased by the Issuer at the Dollar Price on the Business Day that is immediately following the Floating Rate Reset Period, or on the Floating Period Termination Date, as the case may be, if not previously called by the Remarketing Dealer. If fewer than five Reference Money Market Dealers submit Bids , as described above, then the Floating Rate Spread shall be the lowest such Bid obtained as described above. The Floating Period Interest Rate for the Securities announced by the Remarketing Dealer, absent manifest error, shall be binding and conclusive upon the holders of beneficial interests in such Securities (the "Beneficial Owners"), the Holders of the Securities, the Issuer and the Trustee.

          "Floating Rate Spread Determination Date" means the third Business Day prior to each Floating Rate Remarketing Date.

          "Reference Money Market Dealer" means a leading dealer of publicly traded debt securities, including debt securities of the Issuer, which shall be selected by the Issuer, who are also leading dealers in money market instruments. The Issuer shall advise the Remarketing Dealer of its selection of Reference Money Market Dealers no later than five Business Days prior to each Floating Rate Remarketing Date. One of such Reference Money Market Dealers selected by the Issuer shall be Credit Suisse Financial Products if it is then the Remarketing Dealer.

          "Reference Rate" means the rate for each Floating Rate Reset Period which shall be the rate for deposits in U.S. Dollars for a period of three months which appears on the Telerate Page 3750 (or any successor page) as of 11:00 a.m., London time, on the applicable Reference Rate Determination Date (as defined below). If no rate appears on Telerate Page 3750 on the Reference Rate Determination Date, the Remarketing Dealer will request the principal London offices of four major reference banks in the London Inter-Bank Market, to provide it with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the first day of the Floating Rate Reset Period, to prime banks in the London Inter-Bank Market at approximately 11:00 a.m., London time, on that Reference Rate Determination Date and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time. If at least two quotations are provided, then the Reference Rate will be the average of those quotations. If fewer than two quotations are provided, then the Reference Rate will be the average (rounded, if necessary, to the nearest one hundredth of a percent) of the rates quoted at approximately 11:00 a.m., New York City time, on the Reference Rate Determination Date by three major banks in New York City selected by the Remarketing Dealer for loans in U.S. Dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If the banks selected by the Remarketing Dealer are not providing quotations in the manner described by this paragraph, the rate for the Floating Rate Reset Period following the Reference Rate Determination Date will be the rate in effect on that Reference Rate Determination Date.

          "Reference Rate Determination Date" shall be the second day preceding each Reference Rate Reset Date. In the event the Reference Rate Determination Date falls on a non-Business Day in London, the interest rate shall reset on the following Business Day unless such Business Day would move the Reference Rate Determination Date into the next calendar month, in which case it shall be the immediately preceding Business Day.


          "Reference Rate Reset Date" means November 1, 2003; February 1, 2004; May 1, 2004; and August 1, 2004.

          Provided the Remarketing Dealer has previously notified the Issuer and the Trustee on the Notification Date of its intention to purchase all Securities on the first Remarketing Date and subject to the Issuer's right to redeem the Securities from the Remarketing Dealer on such Remarketing Date as set forth below, the Remarketing Dealer will notify the Issuer, the Trustee and the U.S. Depository by telephone, confirmed in writing (which may include facsimile or other electronic transmission), by 4:00 p.m., New York City time, on the Fixed Rate Determination Date, of the Interest Rate to Maturity effective from and including the Fixed Rate Remarketing Date. All of the tendered Securities shall be automatically delivered to the account of the Trustee, by book-entry through DTC pending payment of the purchase price therfor, on the first Remarketing Date.







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




          In the event that the Securities are remarketed as provided herein, the Remarketing Dealer shall pay to the Trustee, not later than 12:00 noon, New York City time, on the first Remarketing Date, an amount equal to 100% of the aggregate principal amount of the Securities or on any subsequent Remarketing Date, an amount equal to the Dollar Price. On any such Remarketing Date, the Remarketing Dealer shall cause the Trustee to make payment to the DTC participant of each Beneficial Owner of Securities, by book-entry through DTC of such Beneficial Owner's tendered Securities, of 100% of the principal amount of the tendered Securities that have been purchased for remarketing by the Remarketing Dealer. If the Remarketing Dealer does not purchase all of the Securities on the first Remarketing Date or any subsequent Remarketing Date, the Issuer shall make or cause to be made such payment for the Securities as provided herein. In any case, the Issuer shall make, or cause the Trustee to make, payment of interest on the Securities due on a Remarketing Date in accordance with the Indenture by book-entry through DTC no later than the close of business on such Remarketing Date.

          The transactions specified above shall be executed on any Remarketing Date through DTC in accordance with the procedures of DTC, and the accounts of the respective DTC participants will be debited and credited and the Securities delivered by book-entry as necessary to effect the purchases and sales thereof.

          The tender and settlement procedures set forth above, including provisions for payment by purchasers of Securities in the remarketing or for payment to selling Beneficial Owners of Securities, may be modified to the extent required by DTC or to the extent required to facilitate the tender and remarketing of Securities at the time of the remarketing. In addition, the Remarketing Dealer may, without the consent of holders or Beneficial Owners of the Securities, modify the tender and settlement procedures specified above in order to facilitate the tender and settlement process.

          In the event that (i) the Remarketing Dealer for any reason does not notify the Issuer of the Floating Period Interest Rate or the Interest Rate to Maturity by 4:00 p.m., New York City time, on the applicable Determination Date, or (ii) prior to any Remarketing Date, the Remarketing Dealer has resigned and no successor has been appointed on or before such Determination Date, or (iii) the Remarketing Dealer has terminated the Remarketing Agreement pursuant to
Section 11 thereof at any time after the Remarketing Dealer elects on the Notification Date to remarket the Securities, or (iv) the Remarketing Dealer for any reason does not elect to purchase the Securities for remarketing on any Remarketing Date, or (v) the Remarketing Dealer for any reason does not deliver the purchase price of the Securities to the Trustee by 12:00 noon, New York City time, on the Business Day immediately preceding such Remarketing Date or (vi) the Issuer for any reason fails to redeem the Securities following its election to effect the optional redemption described below, the Issuer shall repurchase all the Securities as a whole on such Remarketing Date at a price equal to 100% of the aggregate principal amount of the Securities if such Remarketing Date is the first Remarketing Date, or at the Dollar Price on any such subsequent Remarketing Date, plus all accrued and unpaid interest, if any. In any such case, payment will be made by the Issuer to the registered holders of the Securities, by book-entry through DTC no later than the close of business on such Remarketing Date against delivery through DTC of such Beneficial Owner's tendered Securities.

          If the Remarketing Dealer elects to remarket the Securities on the first Remarketing Date, then not later than 4:00 p.m., New York City time, on the Business Day immediately preceding any Determination Date, the Issuer shall notify the Remarketing Dealer and the Trustee if the Issuer irrevocably elects to exercise its right to redeem the Securities, in whole but not in part, from the Remarketing Dealer on the Remarketing Date immediately following such Determination Date at the Dollar Price. In any case, payment of the Dollar Price, plus accrued and unpaid interest therefor, will be made by the Issuer to the account designated by the Remarketing Dealer by wire transfer in same-day funds on such Remarketing Date.








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




          In case an Event of Default shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Securities then Outstanding and that, prior to any such declaration, such Holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of, or interest on, any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution hereof, whether or not any notation thereof is made upon this Security or such other Securities.

          The Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, evidenced as in the Indenture provided, to modify the Indenture or any supplemental indentures or the rights of the Holders of the Securities; provided that no such modification shall (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on the redemption thereof or impair or affect the rights of any Securityholder to institute suit for the payment thereof or make any change in
Section 4.9 of the Indenture (which relates to the obligation of the Issuer to offer to purchase the Securities upon a Change of Control, as described below) which adversely affects the rights of the Holders of the Securities without the consent of the Holder of each Security so affected; (b) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such modification or the percentage of Securities, the consent of Holders of which is required for any waiver provided for in the Indenture; (c) change any obligation of the Issuer to maintain an office or agency for payment of and transfer and exchange of the Securities; or (d) make certain changes to provisions relating to waiver or to the provision for supplementing the Indenture; in each case without consent of the Holders of all Securities then Outstanding.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Security at the place, times, and rate, and in the currency, herein prescribed.

          The Securities are issuable only as registered Securities without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

          At the office or agency of the Issuer referred to on the face hereof and in the manner subject to the limitations provided in the Indenture, Securities may be presented for exchange for a like aggregate principal amount of Securities of other authorized denominations.

          Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

          In the event of a Change of Control (as defined in the Indenture), the Issuer has the obligation, subject to certain conditions, to offer to purchase the Securities at 101% of the principal amount thereof plus accrued interest to the date of purchase in accordance with the procedures set forth in the Indenture. As further described in the Indenture, a Change of Control will not be deemed to have occurred if, after giving effect thereto, the Securities are rated Investment Grade (as defined in the Indenture).

          The Issuer, the Trustee, and any authorized agent of the Issuer or the Trustee, may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of, and interest on, this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforce ment of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                               FORM OF ASSIGNMENT

I or we assign and transfer this Security to:

                          (Insert assignee's social security or tax I.D. number)


(Print or type name, address and zip code of assignee)

and irrevocably appoint:


Agent to transfer this Security on the books of the Issuer. The Agent may substitute another to act for him.

Date:                                           Your Signature:

                         (Sign exactly as your name appears exactly on the other side of this Security)


                    *Signature Guarantee:

                    *Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.


                   FORM OF OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Security purchased by the Issuer pursuant to
Section 4.9 of the Indenture, check the Box: [insert #].

          If you wish to have a portion of this Security purchased by the Issuer pursuant to Section 4.9 of the Indenture, state the amount (in original principal amount):

                        $
                         -----------

Date:                   Your Signature:

                        (Sign exactly as your name appears exactly on the other side of this Security)


Signature Guarantee:
                                    --------------------------------------